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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 17, 2003
                                                 ---------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                      333-105805                13-3789046
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


             270 Park Avenue
             New York, New York                                         10167
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             (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (212) 834-9280
                                                   --------------------


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         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

                  Attached as an exhibit is a Structural and Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration Statement.

                  The Structural and Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.







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Item 7.   Financial Statements and Exhibits.

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description

(99.1)                    Structural and Collateral Term Sheet prepared by J.P.
                          Morgan Securities Inc., CIBC World Markets Corp., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E.










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SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18,  2003


                                               J.P. MORGAN CHASE COMMERCIAL
                                               MORTGAGE SECURITIES CORP.



                                               By: /s/ Mark N. Levine
                                                   ----------------------------
                                                    Name:  Mark N. Levine
                                                    Title: Vice President


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                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------      -----------                                      --------------

(99.1)            Strucural and Collateral Term Sheet                   E
                  prepared by J.P. Morgan Securities Inc.,
                  CIBC World Markets Corp., Greenwich
                  Capital Markets, Inc. and Wachovia Capital
                  Markets, LLC in connection with J.P.
                  Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2003-CIBC7, Class A-1, Class A-2, Class
                  A-3, Class A-4, Class B, Class C, Class D and Class E.